Contingencies	6 Months Ended
Jun. 30, 2022
Disclosure of contingent liabilities [abstract]
Contingencies
Note 19: Contingencies
Lawsuits and legal claims
The Company is engaged in various legal proceedings, claims, audits and investigations that have arisen in the ordinary course of business. These matters include, but are not limited to, employment matters, commercial matters, defamation claims and intellectual property infringement claims. The outcome of all of the matters against the Company is subject to future resolution, including the uncertainties of litigation. Based on information currently known to the Company and after consultation with outside legal counsel, management believes that the ultimate resolution of any such matters, individually or in the aggregate, will not have a material adverse impact on the Company’s financial condition taken as a whole.
Uncertain tax positions
The Company is subject to taxation in numerous jurisdictions and is routinely under audit by many different taxing authorities in the ordinary course of business. There are many transactions and calculations during the course of business for which the ultimate tax determination is uncertain, as taxing authorities may challenge some of the Company’s positions and propose adjustments or changes to its tax filings.

As a result, the Company maintains provisions for uncertain tax positions that it believes appropriately reflect its risk. These provisions are made using the Company’s best estimates of the amount expected to be paid based on a qualitative assessment of all relevant factors. When appropriate, the Company performs an expected value calculation to determine its provisions. The Company reviews the adequacy of these provisions at the end of each reporting period and adjusts them based on changing facts and circumstances. Due to the uncertainty associated with tax audits, it is possible that at some future date, liabilities resulting from such audits or related litigation could vary significantly from the Company’s provisions. However, based on currently enacted legislation, information currently known by the Company and after consultation with outside tax advisors, management believes that the ultimate resolution of any such matters, individually or in the aggregate, will not have a material adverse impact on the Company’s financial condition taken as a whole.
Prior to 2022, the Company paid $379 million of tax as required under notices of assessment issued by the U.K. tax authority, HM Revenue & Customs (“HMRC”), under the Diverted Profits Tax (“DPT”) regime. In February 2022, HMRC issued DPT notices aggregating $74 million, which the Company paid in March 2022. These assessments collectively related to the 2015, 2016, 2017 and 2018 taxation years of certain of the Company’s current and former U.K. affiliates. In May 2022, HMRC issued additional DPT notices aggregating $9 million related to the 2016 tax year, which the Company paid
.
HMRC continues to have the statutory authority to amend the above assessments for the 2017 and 2018 taxation years by issuing DPT supplementary notices for each year. Based on recent discussions with HMRC, management believes that HMRC may issue supplementary notices for these years within the next 12 months that would be almost entirely related to businesses the Company has sold, which are subject to indemnity arrangements. If that occurs, the Company will be required to pay additional taxes to HMRC shortly thereafter that could be as much as $350 million in aggregate (largely related to the 2018 taxation year).
As the Company does not believe these current and former U.K. affiliates fall within the scope of the DPT regime, it will continue contesting these assessments (including any amended by HMRC) through all available administrative and judicial remedies and intends to vigorously defend its position. Payments made by the Company are not a reflection of its view on the merits of the case. As the assessments largely relate to businesses that the Company has sold, the majority are subject to indemnity arrangements under which the Company has been or will be required to pay additional taxes to HMRC or the indemnity counterparty.
Because the Company believes that its position is supported by the weight of law, it does not believe that the resolution of this matter will have a material adverse effect on its financial condition taken as a whole. As the Company expects to receive refunds of substantially all of the aggregate of amounts paid and potential future payments pursuant to these notices of assessment, it expects to continue recording substantially all of these payments as non-current
receivables from HMRC or the indemnity counterparty on its financial statements. The Company expects that its existing sources of liquidity will be sufficient to fund any required additional payments if HMRC issues further notices.
Guarantees
The Company has an investment in 3 Times Square Associates LLC (“3XSQ Associates”), an entity jointly owned by a subsidiary of the Company and Rudin Times Square Associates LLC (“Rudin”), th
at owns and operates the 3 Times Square office building (“the building”) in New York, New York. In June 2022, 3XSQ Associates obtained a $415 million
,
3-year
term loan facility to refinance existing debt, fund the building’s redevelopment, and cover interest and operating costs during the redevelopment period. The building is pledged as loan collateral. Thomson Reuters and Rudin each guarantee 50% of (i) certain principal loan amounts and (ii) interest and operating costs. Thomson Reuters and

Rudin also jointly and severally guarantee (i) completion of commenced works and (ii) lender losses arising from disallowed acts, environmental or otherwise. To minimize economic exposure to 50% for the joint and several obligations,
Thomson Reuters and a parent entity of Rudin
 entered a cross-indemnification arrangement. The Company believes the value of the building is expected to be sufficient to cover obligations that could arise from the guarantees. The guarantees do not impact the Company’s ability to borrow funds under its $1.8 billion syndicated credit facility or the related covenant calculation.